                                 SECOND ADDENDUM


         Magainin Pharmaceuticals ("Magainin") and Abbott Laboratories ("Abbott") entered into a Purchase Order Agreement for Phase IV dated October 6, 1995 (the "Purchase Order") wherein Abbott is to perform certain activities relating to Magainin's Bulk Product, as defined in the Purchase Order.

         The Purchase Order was amended on May 8, 1996.

         Magainin and Abbott desire to further amend the Purchase Order as follows:

         1. Abbott shall produce three (3) additional 1-kilogram batches of bulk MSI-78. As previously discussed, the pricing and payment schedule for each individual 1-kilogram batch will be as follows:

          QUALIFICATION RUNS                         PRICE                          PAYMENT
          ------------------                         -----                          -------
          First 1-Kilogram Batch                     $[***********]                 April-July 1997*
          Second 1-Kilogram Batch                    $[***********]                 Upon Delivery of
                                                                                    the Second 4.5
                                                                                    Kilogram
                                                                                    Qualification Run
          Third 1-Kilogram Batch                     $[***********]                 Upon Delivery of
                                                                                    the Third 4.5
                                                                                    Kilogram
                                                                                    Qualification Run
                               TOTAL                 $[***********]

                                                    *$[***********] per month

      2. Abbott shall provide additional analytical services as described in Attachment A to this Second Addendum. Magainin shall pay Abbott $[*******] per month, beginning October 1996 and will continue to be billed at the $[*******]/month rate through the end of May 1997. See Attachment A for the activities executed in the Additional Analytical Services Program.

      3. All payments hereunder shall be made by the last day of each calendar month.

      4. Abbott shall make the following qualification runs in lieu of the qualification runs set forth in the Purchase Order; three (3) one (1) kilogram qualification runs and three

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


      (3) qualification runs manufactured at a 4.5 kilogram scale, to be delivered on dates mutually agreed to by Magainin and Abbott.


      5. Upon completion of the third 4.5 kilogram qualification run, a final scale-up qualification run will be executed. This run is projected to be produced at a 9 to 13.5 kilogram scale. The final decision regarding the size of this run will be based on a mutual agreement between Magainin and Abbott after review of the data available from previous runs. Pricing for this final scale-up qualification run will be $[***] per gram.

      6. Abbott shall use its reasonable best efforts to ensure that the Drug Master File for Bulk Drug Substance will be ready for submission to the FDA (some of which qualification runs shall have less than six (6) months stability data, in the fourth (4) quarter of 1997.

      7. All other provisions of the Purchase Order, as amended, are hereby ratified and confirmed.

      IN WITNESS WHEREOF, the parties have executed this Second Addendum by their duly authorized representatives as of the later date set forth below.

MAGAININ PHARMACEUTICALS INC.                  ABBOTT LABORATORIES



By:    /s/ Michael R. Dougherty                By: /s/ Chris M. Kolber
       ----------------------------                -----------------------------

Title: Executive Vice President and            Title: Vice President of
       ----------------------------                   --------------------------
       Chief Financial Officer                        Commercial Operations
       ----------------------------                   --------------------------

Date: May 7, 1997                              Date: May 12, 1997
      -----------------------------                  ---------------------------






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                                  ATTACHMENT A
                    ADDITIONAL ANALYTICAL ACTIVITIES PROGRAM

PURPOSE: To develop and execute a program, which will characterize impurities relative to MSI-78. This program has evolved out of the August 1996 request by the FDA that displays "a reasonable best effort" towards impurity identification.

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I.
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II.
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III.
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IV.
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V.
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VI.
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VII.
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